SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): September 8, 2004


                          WILLIS GROUP HOLDINGS LIMITED
               (Exact name of Registrant as specified in Charter)

         BERMUDA                            001-16503              98-0352587
  (Jurisdiction of incorporation           (Commission File       (IRS Employer
  or organization)                         Number)                Identification
                                                                  No.)


                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 8.01       Other Events

     On September 8, 2004, Willis Group Holdings Limited issued a press release announcing that the Board of Directors approved an increase in the Company's existing common share buyback authorization from $300 million to $500 million. The press release is attached as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits

     (c)  The following document is filed as an exhibit to this report on Form
          8-K:

          99.1 Press Release dated September 8, 2004 of Willis Group Holdings Limited

                  .

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                 WILLIS GROUP HOLDINGS LIMITED

                                 By:  /s/ Mary E. Caiazzo
                                      -----------------------------
                                          Mary E. Caiazzo
                                          Assistant General Counsel





Dated:  September 8, 2004

                                  EXHIBIT INDEX


Exhibit
Number   Title
-------  -----

99.1     Press Release dated September 8, 2004, of Willis Group Holdings Limited